ACKNOWLEDGMENT AND AGREEMENT

Dated: February 25, 2020

        Each of the undersigned has (a) guaranteed the payment and performance of all obligations of AIR T, INC., a Delaware corporation (the “Borrower”), to MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Lender”), pursuant to the terms of an Amended and Restated Guaranty dated as of March 28, 2019 (the “Guaranty”) jointly and severally made by the undersigned in favor of the Lender, which obligations include, without limitation, all “Obligations” (as defined in the Original Agreement described below) of the Borrower to the Lender pursuant to that certain Amended and Restated Credit Agreement dated as of March 28, 2019 (such Credit Agreement, as amended to date, being the “Original Agreement”), between the Borrower and the Lender, and (b) granted a first priority security interest in its assets to the Lender as collateral for such Obligations pursuant to the terms of that certain Amended and Restated Security Agreement dated as of March 28, 2019 (the “Security Agreement”)

        Each of the undersigned acknowledges that it has received a copy of the proposed Amendment No. 3 to Amended and Restated Credit Agreement dated to be effective as of February 25, 2020 (the “Amendment”) amending the Original Agreement. Each of the undersigned (a) confirms that each of the Guaranty and the Security Agreement remains in full force and effect, (b) agrees and acknowledges that the Amendment shall not in any way impair or limit the rights of the Lender under the Guaranty or under the Security Agreement, and (c) hereby acknowledges and agrees that (i) pursuant to the Guaranty, the Guarantors jointly and severally guaranty the payment and performance of all Obligations of the Borrower to the Lender, including, without limitation, all Loans (including, without limitation, the Supplemental Revolving Credit Loans) now or hereafter made by the Lender under the Original Agreement as amended by the Credit Agreement, and (ii) pursuant to the Security Agreement each of the undersigned continues to grant a security interest to the Lender in the “Collateral” covered thereby to secure all Obligations of the Borrower to the Lender, including, without limitation, all Loans now or hereafter made by the Lender under the Original Agreement as amended by the Credit Agreement..

        Each of the undersigned agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which such undersigned is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment.

        Each of the undersigned: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give such undersigned the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the obligations guaranteed by such undersigned or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in

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equity, which such undersigned ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to Borrower or any of the undersigned in connection with the Loan Documents and the transactions related thereto.

        Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of any of the undersigned to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which such undersigned is a party except as expressly required by the terms of the Loan Documents to which such undersigned is a party.

        This Acknowledgment and Agreement may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Amendment and Agreement shall be deemed to be valid execution and delivery of this Amendment and Agreement.

[SIGNATURE PAGES FOLLOW]

Each of the undersigned has executed this Acknowledgment and Agreement to be effective as of the first date set forth above.

AIRCO, LLC

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

CSA AIR, INC.

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

GLOBAL GROUND SUPPORT, INC.

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

JET YARD, LLC

By: Stratus Aero Partners, LLC
Its: Sole Member

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

[Guarantor Acknowledgment and Agreement Signature Page]

MOUNTAIN AIR CARGO, INC.

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

STRATUS AERO PARTNERS, LLC

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

AIR T GLOBAL LEASING, LLC

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

AIRCO SERVICES, LLC

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

SPACE AGE INSURANCE COMPANY

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

[Guarantor Acknowledgment and Agreement Signature Page]

Worthington acquisition, LLC, a North Carolina limited liability company

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

Worthington aviation, LLC, a North Carolina limited liability company

By:_________________________________
Name: Nicholas J. Swenson
Title:  Director

Worthington MRO, LLC, a North Carolina limited liability company

By_________________________________
Name: Nicholas J. Swenson
Title:  Director

[Guarantor Acknowledgment and Agreement Signature Page]